Supplement dated November 17, 2023

to the Updating Summary Prospectus and Prospectus dated May 1, 2023 for Schwab Advisor Choice Variable Annuity and

Schwab OneSource Choice Variable Annuity contracts issued by

Empower Annuity Insurance Company of America

Variable Annuity 1 Series Account

Supplement dated November 17, 2023

to the Prospectus dated May 1, 2019

for Schwab OneSource Annuity® contracts issued by

Empower Annuity Insurance Company of America

Variable Annuity 1 Series Account

Supplement dated November 17, 2023

to the Prospectus dated May 1, 2012

for Schwab Select Annuity® contracts issued by

Empower Annuity Insurance Company of America

Variable Annuity 1 Series Account

 This Supplement amends certain information in your variable annuity contract Prospectus. Please read this
Supplement carefully and keep it with your Prospectus for future reference.

The Board of Directors of AB Variable Products Series Fund, Inc. approved the liquidation of the AB VPS Sustainable International Thematic Portfolio (the “Fund”). It is anticipated that the liquidation will take place on or about March 5, 2024 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Contract. As a result, the Sub-Account (the “AB VPS Sustainable International Thematic Portfolio Sub-Account”) that invests in the Fund will also be liquidated.

Contract Value on the Date of Liquidation.  If you have Annuity Account Value allocated to the AB VPS Sustainable International Thematic Portfolio Sub-Account as of 3:00 p.m. Central Time on March 5, 2024, Protective Life Insurance Company (“Protective”) will automatically transfer that Annuity Account Value to the Schwab® Government Money Market Portfolio™ (the “Money Market Sub-Account”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on March 5, 2024, Purchase Payments and Annuity Account Value may no longer be allocated or transferred into the AB VPS Sustainable International Thematic Portfolio Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on March 5, 2024, for the allocation of Purchase Payments or Annuity Account Value to the AB VPS Sustainable International Thematic Portfolio Sub-Account will result in an allocation of such Purchase Payment or Annity Account Value to the Money Market Sub-Account.

Transfer Rights.  Under your Contract, you are permitted to transfer Annuity Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

You may transfer from the AB VPS Sustainable International Thematic Portfolio Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year.  We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the funds available under the Contract, including the Money Market Sub-Account, please call us at 800-838-0650.  If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Annuity Account Value from AB VPS Sustainable International Thematic Portfolio and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 800-838-0650 or through the Internet at www.protective.com.